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[LIGHTBRIDGE LOGO]                                                 Exhibit 10.10

                                LIGHTBRIDGE, INC.
                               30 Corporate Drive
                              Burlington, MA 01803

NOTICE OF GRANT OF STOCK OPTIONS

TIMOTHY C. O'BRIEN                        OPTION NUMBER: _____________
25 LAXFIELD ROAD                          PLAN:          2004
WESTON, MA USA 02493

Effective April 27, 2005, you have been granted a Non-Qualified Stock Option to buy 50,000 shares of Lightbridge, Inc. (the "Company") stock at $5.92 per share.

The total option price of the shares granted is $296,000.00.
Shares will become vested as follows:

(i) in the event that the average closing price of Common Stock of the Company (as reported by the Nasdaq National Market) over any 20 consecutive trading day period beginning on or after April 27, 2005 and ending on or before your employment with the Company terminates (the "Average Closing Price") equals or exceeds $7.50, the Stock Option shall immediately vest as to 25,000 of the shares purchasable hereunder; and (ii) in the event that the Average Closing Price during such period equals or exceeds $10.00, the Stock Option shall immediately vest in full. In the event of a Change of Control (as defined in Section 15(b) of the Plan (as defined below) as in effect on the date hereof), the Average Closing Price on the effective date of such Change of Control shall be deemed to be equal to the fair market value of the consideration to be received by the stockholders of the Company in connection with such Change of Control and the vesting of this Stock Option shall accelerate in its entirety.

NOTICE, ACCESS AND CONSENT. BY YOUR SIGNATURE AND THE COMPANY'S SIGNATURE BELOW, YOU AND THE COMPANY AGREE THAT THESE OPTIONS ARE GRANTED UNDER AND GOVERNED BY THE TERMS AND CONDITIONS OF THE COMPANY'S 2004 STOCK INCENTIVE PLAN, AS AMENDED (THE "PLAN"), AND THE TERMS AND CONDITIONS OF STOCK OPTIONS, BOTH OF WHICH ARE INCORPORATED HEREIN AND MADE A PART OF THIS DOCUMENT. THE CURRENT PROSPECTUS RELATING TO THE SHARES OF COMMON STOCK OFFERED UNDER THE 2004 INCENTIVE PLAN, THE PLAN AND THE TERMS AND CONDITIONS OF STOCK OPTIONS ARE AVAILABLE ON THE COMPANY'S INTRANET WEBSITE AT WWW.INSIDE.LIGHTBRIDGE.COM AND AT WWW.OPTIONSLINK.COM AND CAN BE DOWNLOADED OR PRINTED FOR YOUR CONVENIENCE, OR PROVIDED IN WRITTEN FORM BY CONTACTING THE COMPANY'S HUMAN RESOURCES DEPARTMENT AT 30 CORPORATE DRIVE, BURLINGTON, MA 01803, 781-359-4000. BY YOUR SIGNATURE BELOW, YOU CONSENT TO THE DELIVERY OF THOSE DOCUMENTS IN THE MANNER DESCRIBED HEREIN.

__________________________________________                      4/27/05
Robert E. Donahue                                                 Date
Chief Executive Officer, Lightbridge, Inc.

__________________________________________                ______________________
Timothy C. O'Brien                                                Date